                                                                                             Exhibit (21)
                                                                                             ------------
Subsidiaries of the registrant (As of December 31, 1999)
--------------------------------------------------------------
                                                                                              Percentage
                                                                                               of Voting
                                                                                              Securities
                                                                                               Owned by
                                                                       State of               Immediate
Name                                                                 Organization               Parent
--------------------------------------------------------------      --------------           ------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                           Delaware                      ---
--------------------------------------------------------------
   Old Republic Capital Corporation                                 Delaware                     100%
   -----------------------------------------------------------
   Old Republic General Insurance Group, Inc.                       Delaware                     100%
   -----------------------------------------------------------
     Bitco Corporation                                              Delaware                     100%
       Bituminous Casualty Corporation                              Illinois                     100%
       Bituminous Fire and Marine Insurance Corporation             Illinois                     100%
     Brummel Brothers, Inc.                                         Illinois                     100%
     Chicago Underwriting Group, Inc.                               Delaware                     100%
       Upper Peninsula Insurance Company                            Arizona                      100%
     Employers General Insurance Group, Inc.                        Delaware                      97%
       Employers General Insurance Company                          Texas                        100%
       Employers National Risk Management Services, Inc.            Texas                        100%
       Employers Claims Adjustment Services, Inc.                   Texas                        100%
       National General Agency, Inc.                                Texas                        100%
     ORI Great West Holding, Inc.                                   Delaware                     100%
       Central Data Services, Inc.                                  Delaware                     100%
       Great West Casualty Company                                  Nebraska                     100%
       Great West Insurance Agencies, Inc.                          Delaware                     100%
     International Business & Mercantile Insurance Managers, Inc.   Delaware                     100%
     Old Republic Home Protection Company, Inc.                     California                   100%
     Old Republic Insurance Company                                 Pennsylvania                 100%
     Old Republic Insured Credit Services, Inc.                     Delaware                     100%
     Old Republic Lloyds of Texas                                   Texas                        100%
     Old Republic Risk Management, Inc.                             Delaware                     100%
       Old Republic Mercantile Insurance Company                    Wisconsin                    100%
       Remington General Assurance Ltd.                             Bermuda                      100%
     Old Republic Security Holdings, Inc.                           Delaware                     100%
       Old Republic Minnehoma Insurance Company                     Arizona                      100%
       ORDESCO, Inc.                                                Oklahoma                     100%
     Old Republic Standard Underwriters, Inc.                       Delaware                      86%
       Old Republic Standard Insurance Company                      Arizona                      100%
     Old Republic Surety Group, Inc.                                Delaware                     100%
       Old Republic Surety Company                                  Wisconsin                    100%
     Old Republic Union Insurance Company                           Illinois                     100%
     Old Republic Union Insurance Managers, Inc.                    Alabama                      100%
     Phoenix Aviation Managers, Inc.                                Delaware                     100%
       Aerie REassurance Company, Ltd.                              Bermuda                      100%
     Reliable Canadian Holdings, Ltd.                               Ontario(Canada)              100%
       D.I.S.C.C. Enterprise, Ltd.                                  British Columbia(Canada)     100%
       Old Republic Canadian Holdings, Ltd.                         Ontario(Canada)              100%
         Reliable Life Insurance Company                            Ontario(Canada)              100%
       Old Republic Insurance Company of Canada                     Ontario(Canada)              100%
     Old Republic International Reinsurance Group, Inc.             Delaware                     100%
       International Business & Mercantile REassurance Company      Illinois                     100%
       Old Republic RE, Inc.                                        Delaware                     100%

                                                                                             Exhibit (21)
                                                                                             ------------
Subsidiaries of the registrant (As of December 31, 1999)
--------------------------------------------------------------
                                                                                              Percentage
                                                                                               of Voting
                                                                                              Securities
                                                                                               Owned by
                                                                       State of               Immediate
Name                                                                 Organization               Parent
--------------------------------------------------------------      --------------           ------------
   Old Republic Mortgage Guaranty Group, Inc.                       Delaware                     100%
   -----------------------------------------------------------
     Republic Mortgage Insurance Company                            North Carolina               100%
     Republic Mortgage Insurance Company of Florida                 Florida                      100%
     Republic Mortgage Insurance Company of North Carolina          North Carolina               100%
     RMIC Corporation                                               North Carolina               100%


   Old Republic Title Insurance Group, Inc.                         Delaware                     100%
   -----------------------------------------------------------
     Old Republic National Title Holding Company                    Delaware                     100%
       American Guaranty Holding Corp.                              Oklahoma                     100%
         American First Title & Trust Company                       Oklahoma                     100%
         American Guaranty Title Company                            Oklahoma                     100%
         Canadian Valley Abstract Company                           Oklahoma                     100%
         Lenders Inspection Company                                 Oklahoma                      50%
       Asset Discovery, Inc.                                        Massachusetts                100%
       Badger Abstract & Title Corporation                          Wisconsin                    100%
       Houston Title Company                                        Texas                        100%
       Old Republic Central Title, Inc.                             Delaware                     100%
       Old Republic Eastern Title, Inc.                             Delaware                     100%
       Old Republic Title Agency of Columbus, Inc.                  Ohio                         100%
         Core Title Agency, Ltd.                                    Ohio                          51%
         Oz Title Agency, Ltd.                                      Ohio                         100%
       Old Republic Title Company of Bell County                    Texas                        100%
       Old Republic Title Company of Conroe                         Texas                         57%
       Old Republic Title Company of Indiana                        Indiana                      100%
       Old Republic Title Company of Kansas City, Inc.              Missouri                     100%
       Old Republic Title Company of St. Louis, Inc.                Missouri                     100%
       Old Republic Title Company of Tennessee                      Tennessee                    100%
       Old Republic Title Company of Utah                           Utah                         100%
       The Title Company of North Carolina, Inc.                    North Carolina               100%
       Old Republic National Title Insurance Company                Minnesota                    100%
         Mississippi Valley Title Insurance Company                 Mississippi                  100%
       Old Republic General Title Insurance Corporation             Ohio                         100%
       Old Republic Title Holding Company, Inc.                     California                   100%
         Old Republic Exchange Facilitator Company                  California                   100%
         Old Republic Title Company                                 California                   100%
         Old Republic Title Company of Nevada                       Nevada                       100%
         Old Republic Title Corporation of Hawaii, Ltd.             Hawaii                       100%
           Old Republic Escrow Corporation                          Hawaii                       100%
         Old Republic Title Insurance Agency, Inc.                  Arizona                      100%
         Old Republic Title, Ltd.                                   Delaware                     100%
         Professional Realty Coordinators, Inc.                     California                   100%

                                                                                              Exhibit (21)
                                                                                              ------------
Subsidiaries of the registrant (As of December 31, 1999)
--------------------------------------------------------------
                                                                                              Percentage
                                                                                               of Voting
                                                                                              Securities
                                                                                               Owned by
                                                                       State of               Immediate
Name                                                                 Organization               Parent
--------------------------------------------------------------      --------------           ------------
   Old Republic Life Insurance Group, Inc.                          Delaware                     100%
   -----------------------------------------------------------
     Old Republic Dealer Service Corporation                        Delaware                     100%
     Old Republic Life Insurance Company                            Illinois                     100%
     Old Republic Life Reinsurance Group, Inc.                      Delaware                     100%
       Home Owners Life Insurance Company                           Illinois                     100%


   Old Republic Marketing, Inc.                                     Illinois                     100%
   -----------------------------------------------------------
     Owns minor non-consolidated subsidiaries & affiliates          Various                     Various


   American Business & Personal Insurance Mutual, Inc.              Delaware                       *
   -----------------------------------------------------------
     Inter Capital Group, Inc.                                      Delaware                     100%
       Inter Capital Company of Chicago                             Delaware                     100%
       Inter Capital Leasing and Finance Corporation                Delaware                     100%
       Inter Capital Realty Corporation                             Delaware                     100%
       Inter West Assurance Company, Ltd.                           Bermuda                      100%

* Owned by its policyholders